Myriad Genetics Fiscal First-Quarter 2019 Earnings Call 11/06/2018 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A link to reconciliation of the GAAP to non-GAAP financial guidance is provided above. Forward Looking Statements Non-GAAP Financial Measures Financial Guidance Fiscal Year 2019 GAAP diluted earnings per share $0.40 - $0.45 Acquisition – amortization of intangible assets $0.80 Stock based compensation expense $0.30 Adjustments to GAAP financial measures $0.20 Non-GAAP diluted earnings per share $1.70 - $1.75 For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/ Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

FY 2019 First-Quarter Financial Results 1Q19 Actual Results 1Q18 Actual Results YoY Change Revenue (in mil.) $202.3 $178.8 13% GAAP EPS ($0.01) $1.12 NM Adjusted EPS $0.43 $0.29 48% Organic Adjusted EPS* $0.52 $0.29 79% Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. *Excludes $0.09 of dilution from the Counsyl acquisition in the fiscal first quarter

Critical Success Factors to Achieving Strategic Goals Grow new product volume STRATEGIC GOALS CRITICAL SUCCESS FACTORS >10% Revenue Growth >30% Operating Margin 7 Products >$50M >10% International Revenue Expand reimbursement coverage for new products Increase RNA kit revenue internationally Improve profitability with Elevate 2020 Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Build upon a solid hereditary cancer foundation

Solid Hereditary Cancer Foundation Seven Quarters of YoY Volume Growth With Stable Pricing Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Hereditary Cancer Revenue 7 sequential quarters with YoY volume growth 4 sequential quarters with stable pricing Double-digit volume growth from patients with less severe family histories due to riskScore™ Filed supplementary PMA for BRACAnalsysis CDx in first-line maintenance for ovarian cancer 2nd FDA approval for BRACAnalysis® CDx in met BC with Pfizer’s drug TALZENNA™ New research collaboration with Pfizer in neo-adjuvant TNBC

Record GeneSight Ordering Physicians Continued Strong Volume Trends With 28% Year-Over-Year Growth Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 28% Growth GeneSight Volume Ordering Doctors Over 15,500 ordering doctors in 4Q18 35% Growth

Continued Strong Prenatal Volume Trends Significant Opportunity for Sales Synergies in 2H FY19 Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Prenatal Test Volume 16% YoY Volume Growth

Advances in Reimbursement Coverage For New Products

New Product Reimbursement 1.6B in Potential Revenue



Current U.S. Coverage
RAM
EndoPredict
$240M
Prolaris
$330M
Vectra
$720M
GeneSight
$300M
myPath Melanoma
$4M
0%
25%
50%
75%
100%
Reimbursed Addressable Market (RAM)

- GeneSight GUIDED study acceptance expected in Q2 FY19
- GeneSight IMPACT and Optum Health studies published
- Blue Shield of California covers Prolaris increasing total commercial lives to 24 million
- Received draft LCD from Medicare for myPath Melanoma
- Received positive Bendcare guidelines for Vectra

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Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Continued Expansion in Prolaris Reimbursement 9 Commercial Payers Now Cover the Test Totaling 24 Million Lives 225 Sales Reps 80 Sales Reps Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Commercial Insurers 24 million commercial lives under coverage Medicare Low & Favorable Intermediate

International Developments Kit-Based Strategy With Restructuring to Global LDT Laboratory Revised NICE draft guidance document on breast cancer prognostics recommends EndoPredict as one of three diagnostic tests – final guidelines anticipated by end of CY18 All laboratory developed tests expected to be transitioned to SLC by end of CY18 resulting in closing of Munich laboratory Late-stage discussion with German clinic buyer Filing for regulatory approval in Japan for HBOC with BRACAnalysis – would be only approved test in 3.3M patient market Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Improve Profitability With Elevate 2020 Adjusted OM Improves 550 BP Since Start of Elevate 2020 Organic Total Expenses ($M) FY18 Targeted Savings = $17M Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Organic Adjusted Operating Margin 18.5% 24.0%

FY 2019 First-Quarter Revenue By Product Product 1Q19 1Q18 YoY Growth Hereditary Cancer $116.3 $117.0 (1%) GeneSight $29.3 $28.8 2% Prenatal Testing $18.1 $0.0 NM Vectra $13.0 $14.0 (7%) Prolaris $6.2 $3.9 59% EndoPredict $2.4 $1.8 33% Other $3.7 $1.9 95% Total Molecular Diagnostic Revenue $189.0 $167.4 13% Pharmaceutical & Clinical Services $13.3 $11.4 17% Total Revenue $202.3 $178.8 13% (in millions) Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Fiscal First-Quarter Financial Results Adjusted Earnings Per Share Increase 48% Over Q1 FY2018 GAAP Results Adjusted Results 1Q19 1Q18 YoY Growth 1Q19 1Q18 YoY Growth Total Revenue $202.3 $178.8 13% $202.3 $178.8 13% Gross Profit $152.6 $135.8 12% $155.9 $136.1 15% Gross Margin 75.4% 76.0% -160 bps 77.1% 76.1% +100 bps Operating Income $1.2 $84.0 (99%) $37.1 $27.7 34% Operating Margin 0.6% 47.0% -4640 bps 18.3% 15.5% +280 bps Net Income ($0.7) $78.8 NM $32.8 $20.5 60% EPS ($0.01) $1.12 NM $0.43 $0.29 48% Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

FY19 and 2Q19 Financial Guidance Metric Fiscal Year 2019 2Q19 Revenue $855 to $865 million $216 to $218 million GAAP Diluted EPS $0.40 to $0.45 $0.06 to $0.08 Adjusted EPS $1.70 to $1.75 $0.36 to $0.38 Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Potential Upside Drivers to Guidance Reimbursement and Counsyl Revenue Synergies Material Opportunity GeneSight commercial payer coverage decisions and expanded Medicare LCD Revenue synergies from the Counsyl acquisition in the second half of fiscal year 2019 Return to in-network status with UNH for prenatal tests Higher than anticipated hereditary cancer revenue due to Pfizer met BC launch, FDA approval for BRACAnalysis CDx in first-line maintenance for ovarian cancer, and Japanese HBOC/CDx testing Average risk coverage for NIPS; improved reimbursement for expanded carrier screening Incremental reimbursement for myPath Melanoma, Prolaris, Vectra and EndoPredict Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Almost ¼ of Women in OBGYN Practices Meet Guidelines Previous Market Estimates Likely Understate True Market Size Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 23.8% of women met NCCN criteria for hereditary cancer testing Source: DeFrancesco et al. Hereditary Cancer Risk Assessment and Genetic Testing in Community Setting, Obstetrics & Gynecology 2018

Adding HOXB13 Gene to MyRisk Hereditary Cancer Panel Important Gene For Determining Hereditary Prostate Cancer Risk Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. HOXB13 HOXB13 Clinical Implications: Men with a deleterious variant have up to a 52% lifetime risk of prostate cancer Clinical Recommendations: More frequent screening for prostate cancer

Study Highlights Importance of Variant Reclassification Program

Key Competitive Differentiator for Myriad's myRisk Hereditary Cancer Test



1.45 Million Patients Tested Over 10 Years

25% of VUS reclassified leading to 59,995 amended reports

myVision™
Myriad Variant Classification Program

Pheno™ MuCo™ 3D Structural Analysis

*Lit*VIEW™ *in*SITE™


9%
Deleterious
Variants

Source: Mersch et al. Prevalence of Variant Reclassification Following Hereditary Cancer Genetic Testing, *JAMA* 2018

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Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Optum Study Strengthens GeneSight Health Economic Data First Year Savings >$6,000 in Patients With Major Depressive Disorder Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. GeneSight TAU Savings All Psychiatry Patients $17,627 $23,132 $5,505 (p=0.0004) Patients With MDD $18,741 $24,971 $6,050 (p=0.009) Savings do not include productivity improvements 37% 13% 50%

Robust Clinical Evidence Supporting GeneSight

GUIDED Study Provides Level One Evidence Supporting Clinical Utility



Outcome Measures at Week 8
Remission (HAMD-17)
Response (HAMD-17)
Symptom Improvement (HAMD-17)
p=0.007
50% improvement in remission
p=0.013
30% improvement in response
p=0.107
14% improvement in symptoms
0
5
10
15
20
25
30
Percentage
GeneSight
TAU
n=560
n=607

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Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Patients Switching From Red Medications Highly Statistically Significant Improvement in All Endpoints Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Baseline Week 8 Baseline Week 8 Remission Symptom Improvement Response Switch No Switch Switch No Switch Switch No Switch Compares 57% of patients that switched vs. 43% of patients that did not

Significant Opportunity for Revenue Synergies Combined Sales Teams Will Triple Physician Reach in Women’s Health Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. 16,000 Women’s Health Call Points 37,000 OBGYNs in Clinical Practice 9,000 Unique Ordering Physicians 3,500 Unique Ordering Physicians 1,500 Overlap Physicians 23,000 OBGYNs Not Targeted

Reimbursement Catalysts for Foresight and Prelude New Coverage Decisions and Medical Policy Changes Could Increase ASP Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Medicare announces preliminary pricing for CPT code 81412 at $2,448 New clinical utility study published in Genetics in Medicine will help with guideline changes Evidence Street announces positive recommendation on average risk testing Two BCBS plans update medical policies to cover average risk Anticipate ACOG guidelines for average risk women

Vectra Study on Minimally Important Difference Important for Establishing Medical Management Tool on Test Report Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Medicare Issues Favorable Draft LCD for myPath Melanoma Creates Opportunity for myPath Melanoma Revenue in FY20 225 Sales Reps 80 Sales Reps Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Commercial Insurers 7 commercial insurers cover the test Medicare *Assumes favorable coverage decision from Medicare in FY19 300,000 indeterminate skin biopsies in the U.S. every year = $450M market

AAD Issues Positive Guidelines for myPath Melanoma Important Step to Establish Broad Reimbursement Coverage Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. myPath Melanoma is the only gene expression profiling test cited in the guidelines *Swetter et al – Journal of the American Academy of Dermatology, October 2018

Worldwide Leader in Personalized Medicine We are entering the golden age for personalized medicine Molecular diagnostics are the keystone for improving patient outcomes while eliminating waste in healthcare spending Myriad is the pioneer of “research-based” and “education-centric” business model for molecular diagnostics We are the best positioned company to lead this revolution in healthcare Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.